5:

CONSENT OF COUNSEL

The undersigned hereby consents to the use of his name in the Prospectus forming a part of the Registration Statement on Form S-1 to which this consent is an exhibit.

/s/ Patrick F. McGrew

Patrick F. McGrew

February 12, 2002